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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 7, 1999

            _______________HOMESTEAD VILLAGE INCORPORATED____________
             (Exact Name of Registrant as Specified in its Charter)


        ______________________________Maryland__________________________
                 (State or Other Jurisdiction of Incorporation)

      ______1-12269_________                      ________74-2770966_________
(Commission File Number)                    (I.R.S. Employer Identification No.)

 2100 RiverEdge Parkway, 9th Floor, Atlanta, Georgia     30328___________
(Address of Principal Executive Offices)                 (Zip Code)


       ___________________________(770) 303-2200_________________________
              (Registrant's Telephone Number, Including Area Code)

        __________________________Not applicable________________________
          (Former name or former address, if changed since last report)




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     ITEM 5.  OTHER

                  On October 7, 1999, Homestead Village Incorporated ("Homestead") announced its earnings before depreciation, interest, taxes and amortization ("EBITDA") for the third quarter of 1999, and the status of the disposition of land-held-for-sale. A copy of this press release is filed as an exhibit to this report and is incorporated herein by reference.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Businesses Acquired.

                           None.

                  (b)      Pro Forma Financial Information.

                           None.

                  (c)      Exhibits.

                           99.1     Press Release dated October 7, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HOMESTEAD VILLAGE INCORPORATED



                                  By:  /s/ Jeffrey A. Klopf
                                       Jeffrey A. Klopf
                                       Senior Vice President and Secretary


Dated:  October 7, 1999